 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): July 5, 2018

DCP MIDSTREAM, LP
(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
370 17th Street, Suite 2500
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)
(303) 595-3331
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 5, 2018, Vern Yu resigned as a member of the Board of Directors (the “Board”) of DCP Midstream GP, LLC (the “General Partner”), the general partner of the general partner of DCP Midstream, LP (the “Partnership”). Effective as of July 9, 2018, DCP Midstream, LLC (“DCP Midstream”), the owner of the General Partner, appointed Mark A. Maki to the Board as a representative of Enbridge Inc. (“Enbridge”) to fill the vacancy created by the resignation of Mr. Yu. Mr. Maki has not been appointed to any committee of the Board at this time.

Mr. Maki serves as Senior Vice President, Corporate Planning and Sponsored Vehicles of Enbridge, having assumed this role in May 2018. Mr. Maki has also served as a director and the president of Enbridge Energy Partners, L.P. since October 2010. Mr. Maki brings over 30 years of oil and gas experience to the Board, having joined Enbridge in 1986 and progressing through a series of accounting and financial roles of increasing responsibility.

Mr. Maki will not receive compensation for serving on the Board other than through his employment with Enbridge. Mr. Maki does not have any direct or indirect material interest in any transaction, arrangement, or relationship with the General Partner or the Partnership or any director or executive officer of the General Partner or immediate family member thereof.

DCP Midstream owns 100% of the General Partner, which allows it to control the Partnership, and also owns approximately 38.1% of the Partnership. DCP Midstream is a joint venture equally owned by Enbridge and Phillips 66. For relationships among the Partnership, the General Partner, and DCP Midstream and its affiliates, see Item 13 “Certain Relationships and Related Transactions, and Director Independence”, which is incorporated herein by reference from the Partnership’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 26, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2018	DCP MIDSTREAM, LP

By: DCP MIDSTREAM GP, LP
its general partner

By: DCP MIDSTREAM GP, LLC
its general partner

By: /s/ Michael S. Richards
Michael S. Richards
Vice President, Deputy General Counsel, and Corporate Secretary